O'SHAUGHNESSY DOGS OF THE MARKET(TM) FUND
         Supplement dated May 29, 1997 to Prospectus dated May 15, 1997


The Fund's investment objective is to seek total return, consisting of capital appreciation and current income. The Board of Directors has approved a revision in the investment policy that the Fund uses to pursue its objective.

Currently, the Fund's investment policy is to hold positions in the ten stocks which, at the time of purchase, were among the ten highest-yielding stocks contained in the Dow Jones Industrial Average (the "Dow Dogs"). It is anticipated that approximately 30% of the Fund's assets are to be invested in the Dow Dogs at any time. The remaining assets of the Fund are invested primarily in thirty to forty stocks that the Manager believes have substantially the same qualities as the Dow Dogs.

It is proposed that this policy be revised to implement a Strategy Index(TM) for the Fund which will call for the creation of a thirty stock portfolio using the following selection criteria: (1) Ten stocks in the portfolio will be the highest-yielding stocks from the Dow Jones Industrial Average and (2) Twenty stocks will be the highest-yielding stocks from the Standard & Poor's 400
Industrial Average that also have: (a) market capitalization exceeding $ 1 billion and (b) an issue of common stock outstanding rated higher than A by Standard & Poor's.

Each of these thirty stocks will be equally weighted and held for one year, after which the Fund's portfolio will be rebalanced in accordance with this Strategy.

The revised policy will be implemented upon the effectiveness of an amendment to the Fund's registration statement, which is anticipated on or about August 15, 1997. Upon implementation of the revised policy, the investment advisory fee of the Fund will be reduced from the current annual rate equal to 0.90% of the Fund's average daily net assets to an annual rate equal to 0.74% of the Fund's average daily net assets.